PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$2,000,000.00	04-27-2017	05-10-2022	6000435700	0015 / 0039		CLN	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: Convergent Media Systems Corporation
190 Bluegrass Valley Parkway
Alpharetta, GA 30005

Lender: blueharbor bank
Mooresville Main
106 Corporate Park Drive
P O Box 3546
Mooresville, NC 28117

Principal Amount: $2,000,000.00 **Date of Note: April 27, 2017**

PROMISE TO PAY. Convergent Media Systems Corporation ("Borrower") promises to pay to blueharbor bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Two Million & 00/100 Dollars ($2,000,000.00), together with interest on the unpaid principal balance from April 27, 2017, calculated as described in the "INTEREST CALCULATION METHOD" paragraph using an interest rate of 4.500% per annum based on a year of 360 days, until paid in full. The interest rate may change under the terms and conditions of the "INTEREST AFTER DEFAULT" section.

PAYMENT. Borrower will pay this loan in 59 regular payments of $12,745.60 each and one irregular last payment estimated at $1,671,381.80. Borrower's first payment is due June 10, 2017, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on May 10, 2022, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

MAXIMUM INTEREST RATE. Under no circumstances will the interest rate on this Note exceed (except for any higher default rate shown below) the lesser of 99.000% per annum or the maximum rate allowed by applicable law.

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method.

PREPAYMENT; MINIMUM INTEREST CHARGE. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to a **minimum interest charge of $50.00.** Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. **All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: blueharbor bank, Mooresville Main, 106 Corporate Park Drive, P O Box 3546, Mooresville, NC 28117.**

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged **4.000% of the regularly scheduled payment.** This late charge shall be paid to Lender by Borrower to compensate Lender for Lender's extra costs and expenses caused by the late payment.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, the interest rate on this Note shall be increased to 16.000% per annum based on a year of 360 days ("Default Rate"). If judgment is entered in connection with this Note, interest will continue to accrue after the date of judgment at the Default Rate. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including reasonable attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of North Carolina without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of North Carolina.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by Security Deed in the amount of $3,000,000.00 dated April 27, 2017 on property located at 190 Bluegrass Valley Parkway, Alpharetta, GA 30004.

ARBITRATION. Borrower and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this Note or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any collateral securing this Note shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing this Note, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Note, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Note shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

FINANCIAL INFORMATION REQUIREMENT(S). An exhibit, titled "Financial Information Requirement(s)," is attached to this Note and by this reference is made a part of this Note just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Note.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

CONVERGENT MEDIA SYSTEMS CORPORATION

By:________________________________

D. Kyle Cerminara, CEO of Convergent Media Systems Corporation

LENDER:

BLUEHARBOR BANK

X ______________________________
Chris Nichols, Senior Vice President

FINANCIAL INFORMATION REQUIREMENT(S)

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$2,000,000.00	04-27-2017	05-10-2022	6000435700	0015 / 0039		CLN	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: **Convergent Media Systems Corporation**
190 Bluegrass Valley Parkway
Alpharetta, GA 30005

Lender: **blueharbor bank**
Mooresville Main
106 Corporate Park Drive
P O Box 3546
Mooresville, NC 28117

This FINANCIAL INFORMATION REQUIREMENT(S) is attached to and by this reference is made a part of the Promissory Note, dated April 27, 2017, and executed in connection with a loan or other financial accommodations between BLUEHARBOR BANK and Convergent Media Systems Corporation.

Financial Information: During the term of the Loan the Bank requires that the Borrower(s) and/or Guarantor(s) provide certain periodic financial information in a form and content acceptable to the Bank. If the information is not submitted as required, the Bank may increase the contract interest rate by two percent (2%) per annum until the required information is submitted in a form and content acceptable to the Bank. Borrower(s) and/or Guarantor(s) shall be required to provide the following financial information within thirty (30) days of the date of the original request.

Each Borrower's Annual Federal Income Tax Return, with all schedules, signed and addressed to blueharbor bank, within 120 days of Borrower's fiscal year end, absent an extension filed with the Internal Revenue Service. A certificate documenting the extension must be provided to blueharbor bank within thirty (30) days of the date of the original request.
Each Guarantor's Annual Personal Financial Statement to be submitted no less frequently than every 12 months.
Each Guarantor's Annual Federal Income Tax Return, with all schedules, signed and addressed to blueharbor bank within 120 days of Borrower's fiscal year end, absent an extension filed with the Internal Revenue Service. A certificate documenting the extension must be provided to blueharbor bank within thirty (30) days of the date of the original request.
The Borrower(s) and/or Guarantor(s) shall also submit such additional financial information in a form and content acceptable to the Bank as may be reasonably requested from time to time.

THIS FINANCIAL INFORMATION REQUIREMENT(S) IS EXECUTED ON APRIL 27, 2017.

BORROWER:

CONVERGENT MEDIA SYSTEMS CORPORATION

By: ______________________________
D. Kyle Cerminara, CEO of Convergent Media Systems Corporation

LENDER:

BLUEHARBOR BANK

X ______________________________
Chris Nichols, Senior Vice President
